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                                                                   EXHIBIT 10.01

                             FOURTH AMENDMENT TO THE
                             COMSHARE, INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN


         Pursuant to resolutions adopted by the Board of Directors of Comshare, Incorporated on June 26, 2001 and subject to shareholder approval at the Annual Meeting of Shareholders on November 19, 2001, the Comshare, Incorporated Employee Stock Purchase Plan (the "Plan") is amended as set forth below.

         Effective November 19, 2001, the second sentence in Section 3 of the Plan ("Stock") shall be amended and restated in its entirety to read as follows:

                  The total amount of Common Stock on which options may be granted under the Plan shall not exceed 1,600,000 shares, subject to adjustment in accordance with Section 12.

         THIS FOURTH AMENDMENT to the Comshare, Incorporated Employee Stock Purchase Plan is hereby executed on this 18th day of October, 2001.


                                     COMSHARE, INCORPORATED



                                     By:  /s/ Brian J. Jarzynski
                                          ------------------------------
                                          Vice President, Chief Financial
                                          Officer and Treasurer